Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trophy Hunting Unlimited, Inc. a Nevada corporation (the “Company”), on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Debra Arkell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Debra Arkell
Debra Arkell
Chief Executive Officer
Date: March 28, 2014	Chief Financial Officer